UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 30, 2019
Date of Report (date of earliest event reported)
Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36558	27-1996555
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Manhattanville Road
Suite 202
Purchase,	New York	10577
(Address of Principal Executive Offices)		(Zip Code)
(203) 861-0900
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company ☒

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On November 5, 2019, Townsquare Media, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission, attaching its earnings release (the “Press Release”) to disclose its results of operations for the three and nine months ended September 30, 2019.  Due to a technical error, the Form 8-K was not submitted under Item 2.02.  The Company is filing  this Current Report on Form 8-K/A solely to resubmit the Press Release under Item 2.02.  No other changes have been made to the Form 8-K.

Item 2.02 - Results of Operations and Financial Condition.

On November 5, 2019, Townsquare Media Inc. (the “Company”) issued a press release announcing operating results for the three and nine months ended September 30, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Company uses the “Equity Investors” section of its website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Investors are urged to monitor the Company’s website for announcements of material information relating to the Company.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Number                        Exhibit

99.1                        Press release, dated November 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial Officer

Date: November 7, 2019

Exhibit Index

Number	Exhibit

99.1	Press release, dated November 5, 2019

5